UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 291-2411

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

As previously reported, on June 8, 2015, Fulton Financial Corporation (“Fulton Financial”) announced that, subject to market conditions, it plans to offer $150 million of its 4.50% subordinated notes due 2024 (the “Subordinated Notes”) in a reopening of the existing series of such notes, in an underwritten public offering. Fulton Financial intends to use the net proceeds from the offering of the Subordinated Notes to fund the anticipated redemption of its 6.29% Junior Subordinated Deferrable Interest Debt Securities due 2036 (the “Redemption”), which would result in the redemption of 100% of the 6.29% Capital Securities issued by Fulton Capital Trust I. The Redemption is conditioned upon the completion of the offering of the Subordinated Notes, and, if effected, is expected to occur in the third quarter of 2015. In the event that the Redemption occurs, Fulton Financial expects it would record a loss on redemption of debt of approximately $5.6 million on a pre-tax basis, which it would recognize in non-interest expense in its third quarter financial results, consisting of a non-cash charge for the write-off of unamortized debt issuance and hedge costs, which were incurred when the Junior Subordinated Deferrable Interest Debt Securities were originally issued in 2006. The issuance of the Subordinated Notes and the Redemption are expected to result in annual savings of approximately $2.5 million on a pre-tax basis as a result of a net reduction of Fulton Financial’s interest expense.

Fulton Financial has made, and may continue to make, certain forward-looking statements with respect to its financial condition and results of operations. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Statements relating to the offering of the Subordinated Notes, the Redemption and the potential impact on Fulton Financial’s financial results contained herein are forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond Fulton Financial’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. Fulton Financial undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Many factors could affect future financial results including, without limitation, those risks and other factors listed from time to time in Fulton Financial’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fulton Financial Corporation

Date: June 8, 2015	By:	/s/ Daniel R. Stozler
Daniel R. Stolzer
Executive Vice President and General Counsel

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